ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE	12 Months Ended
Dec. 31, 2022
Assets And Liabilities Classified As Held For Sale [Abstract]
ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE	ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE
In June 2022, Brookfield Infrastructure, alongside institutional partners, agreed to the sale of its Indian toll road operations for total net proceeds of approximately $0.2 billion (Indian toll road consortium of approximately $0.6 billion). As a result, these assets and liabilities of the business were classified as held for sale as at December 31, 2022. In addition, a subsidiary of Brookfield Infrastructure agreed to the sale of its 50% interest in a freehold landlord port in Victoria, Australia. As a result, our net investment in the port, which was previously presented as investments in associates, has been classified as held for sale.
The major classes of assets and liabilities of the businesses classified as held for sale are as follows:

US$ MILLIONS	December 31, 2022
Assets
Cash and cash equivalents	$37
Accounts receivable and other current assets	33
Current assets	70
Property, plant and equipment	4
Investment in associates(1)	138
Intangible assets	582
Goodwill and other non-current assets	62
Total assets classified as held for sale	$856

Liabilities
Accounts payable and other liabilities	$81
Deferred income tax liability	3
Non-recourse borrowings	394
Total liabilities associated with assets held for sale	478
Net assets classified as held for sale	$378

1. Refer to Note 13, Investments in Associates and Joint Ventures, for further details